                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                           Willow Grove Bancorp, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                     [WILLOW GROVE BANCORP, INC. LETTERHEAD]



                                                                 October 9, 2002


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Willow Grove Bancorp, Inc. The meeting will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Friday, November 8, 2002 at 11:00 a.m., Eastern Time.

      At the annual meeting, you will be asked to elect three directors for three year terms, adopt our 2002 Stock Option Plan, adopt our 2002 Recognition and Retention Plan and Trust Agreement and ratify the appointment of KPMG LLP as our independent auditors for the year ending June 30, 2003. Each of these matters is more fully described in the accompanying materials.

      It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Willow Grove Bancorp, Inc. is sincerely appreciated.

                                       Very truly yours,

                                       /s/ FREDERICK A. MARCELL JR.

                                       Frederick A. Marcell Jr.
                                       President and Chief Executive Officer

                           WILLOW GROVE BANCORP, INC.
                            WELSH & NORRISTOWN ROADS
                         MAPLE GLEN, PENNSYLVANIA 19002
                                 (215) 646-5405
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2002
                              --------------------

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Willow Grove Bancorp, Inc. will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Friday, November 8, 2002 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To elect three directors for a three-year term expiring in 2005 and until their successors are elected and qualified;

      (2)   To consider and approve the adoption of the 2002 Stock Option Plan;

      (3) To consider and approve the adoption of the 2002 Recognition and Retention Plan and Trust Agreement;

      (4) To ratify the appointment by the Board of Directors of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2003; and

      (5) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

      Our stockholders of record as of September 20, 2002 are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ CHRISTOPHER E. BELL

                                           Christopher E. Bell
                                           Corporate Secretary

Maple Glen, Pennsylvania
October 9, 2002


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                       QUESTIONS AND ANSWERS
                           ABOUT VOTING PROCEDURES FOR THE ANNUAL MEETING
---------------------------------------------------------------------------------------------------------

Q:    WHO IS ENTITLED TO VOTE?                        Q:    CAN I ATTEND THE MEETING AND VOTE MY
                                                            SHARES IN PERSON?
A:    Each stockholder of record as of the
      close of business on the record date            A:    Yes. All stockholders are invited to
      for the meeting, September 20, 2002,                  attend the annual meeting. Stockholders of
      is entitled to vote at the meeting.                   record can vote in person at the annual
      On the record date, we had 11,285,566                 meeting. If your shares are held in street
      shares of common stock, issued and                    name, then you are not the stockholder of
      outstanding. For each issued and                      record and you must ask your broker or
      outstanding share of common stock you own             other nominee how you can vote at the
      on the record date, you will be entitled              annual meeting.
      to one vote on each matter to be voted
      on at the meeting, in person or by proxy.       Q:    CAN I CHANGE MY VOTE?

Q:    HOW DO I SUBMIT MY PROXY?                       A:    Yes. If you have not voted through your
                                                            broker or other nominee, there are three
A:    After you have carefully read this proxy              ways you can change your vote after you
      statement, indicate on your proxy form                have sent in your proxy form.
      how you want your shares to be voted.
      Then sign, date and mail your proxy form              o     First, you may send a written notice
      in the enclosed prepaid return envelope                     to the person to whom you submitted
      as soon as possible. This will enable your                  your proxy stating that you would
      shares to be represented and voted at the                   like to revoke your proxy.
      annual meeting.
                                                            o     Second, you may complete and submit
Q:    WHY IS MY VOTE IMPORTANT?                                   a new proxy form. Any earlier
                                                                  proxies will be revoked automatically.
A:    The 2002 Option Plan and 2002 Recognition
      Plan must be adopted by a majority of the             o     Third, you may attend the annual
      outstanding shares of Willow Grove Bancorp                  meeting and vote in person. Any
      common stock eligible to vote at the annual                 earlier proxy will be revoked.
      meeting. If you do not return your proxy                    However, simply attending the annual
      form or vote in person at the annual                        meeting without voting in person
      meeting or if you mark "Abstain," it will                   will not revoke your proxy.
      have the same effect as a vote against the
      2002 Option Plan and 2002 Recognition Plan.           If you have instructed a broker or other
                                                            nominee to vote your shares, you must
Q:    IF MY SHARES ARE HELD IN STREET NAME BY MY            follow directions you receive from your
      BROKER, WILL MY BROKER AUTOMATICALLY VOTE             broker or other nominee to change your vote.
      MY SHARES FOR ME?
                                                      Q:    WHOM SHOULD I CALL WITH QUESTIONS?
A:    No. Your broker will not be able to vote
      your shares on the 2002 Option Plan without     A:    You should call our proxy solicitor,
      instructions from you. You should instruct            Georgeson Shareholder Communications,
      your broker to vote your shares, following            Inc., at 1-866-468-0589.
      the directions your broker provides. Your
      broker may vote in his or her discretion
      on the election of directors, adoption of the
      2002 Recognition Plan and ratification of the
      auditors if you do not furnish instructions.


                           WILLOW GROVE BANCORP, INC.
                                 PROXY STATEMENT

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 8, 2002
--------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock of Willow Grove Bancorp, Inc., the parent holding company of Willow Grove Bank. On April 3, 2002, we completed our "second step" conversion from the mid-tier mutual holding company form to stock holding company form of organization. Our Board of Directors is soliciting proxies to be used at the annual meeting of stockholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Friday, November 8, 2002 at 11:00 a.m., Eastern Time, and at any adjournment of the annual meeting for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 9, 2002.

      The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for adoption of the 2002 Option Plan, for adoption of the 2002 Recognition Plan, for ratification of the appointment of KPMG LLP for fiscal 2003, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of Willow Grove Bancorp written notice thereof (Mr. Christopher E. Bell, Corporate Secretary, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

--------------------------------------------------------------------------------
                                     VOTING
--------------------------------------------------------------------------------

      Only our stockholders of record at the close of business on the voting record date, September 20, 2002, are entitled to notice of and to vote at the annual meeting. On the voting record date, there were 11,285,566 shares of common stock issued and outstanding and we had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of the independent auditors. The affirmative vote of a majority of the total votes eligible to be cast at the annual meeting is required for approval of the proposals to adopt the 2002 Option Plan and the 2002 Recognition Plan. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors, to adopt the 2002 Recognition Plan and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors. The proposals to approve the 2002 Option Plan and 2002 Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required vote, abstentions and broker non-votes will have the same effect as a vote against the proposal to approve both the 2002 Option Plan and the 2002 Recognition Plan.

--------------------------------------------------------------------------------
                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

ELECTION OF DIRECTORS

      Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified.

      At the annual meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2005 and until their successors are elected and qualified. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Each nominee currently serves as a director of us and of Willow Grove Bank.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Willow Grove Bank.

-------------------------------------------------------------------------------------------------------------------
                             NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2005
-------------------------------------------------------------------------------------------------------------------

                                                 Position with Willow Grove Bancorp and             Director of
                                                      Principal Occupation During                   Willow Grove
           Name               Age (1)                     the Past Five Years                      Bank Since (2)
--------------------------  ----------- ---------------------------------------------------------- ----------------
William W. Langan                61      Chairman of the Board. Retired since March 1, 2001;            1986
                                         previously, President and Owner of Marmetal
                                         Industries, Inc., Horsham, Pennsylvania.

A. Brent O'Brien                 64      Director. Consultant to Bean, Mason & Eyer, Inc., an           1996
                                         insurance broker firm in Doylestown,
                                         Pennsylvania, since January 2000;
                                         previously, President and owner of
                                         Bean, Mason & Eyer, Inc.

Samuel H. Ramsey, III            59      Director. Owner of Samuel H. Ramsey, III, Certified            1988
                                         Public Accountants since 1973; also, investment
                                         adviser, AXA Advisers, LLC, Bellevue, Washington
                                         since October 2000.

-------------------

(1)   As of June 30, 2002.

(2) Each of the above directors also has served as one of our initial directors since December 2001. In addition, each of the directors also served as a director of the former Willow Grove Bancorp from 1998 to April 2002.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

-------------------------------------------------------------------------------------------------------------------
                                         DIRECTORS WHOSE TERMS ARE CONTINUING
-------------------------------------------------------------------------------------------------------------------

DIRECTORS WITH A TERM EXPIRING IN 2003

                                                 Position with Willow Grove Bancorp and             Director of
                                                      Principal Occupation During                   Willow Grove
           Name               Age (1)                     the Past Five Years                      Bank Since (2)
--------------------------  ----------- ---------------------------------------------------------- ----------------
Lewis W. Hull                     85      Director. Chairman and controlling shareholder of             1973
                                          Hull Corp., a manufacturing company located in
                                          Warminster, Pennsylvania.

Charles F. Kremp, 3rd             59      Director. Owner of Kremp Florist, Willow Grove,               1994
                                          Pennsylvania.

Rosemary C. Loring, Esq.          52      Director. President of the Remedy Intelligent                 2000
                                          Staffing franchise in Bucks and Montgomery Counties,
                                          Pennsylvania since 1996; previously, Regional Vice
                                          President-Consumer Banking for First Union National
                                          Bank.

DIRECTORS WITH A TERM EXPIRING IN 2004

                                                 Position with Willow Grove Bancorp and             Director of
                                                      Principal Occupation During                   Willow Grove
           Name               Age (1)                     the Past Five Years                      Bank Since (2)
--------------------------  ----------- ---------------------------------------------------------- ----------------
Frederick A. Marcell Jr.          64      Director. President and Chief Executive Officer of            1992
                                          Willow Grove Bank since April 1992 and of Willow
                                          Grove Bancorp since December 1998.

William B. Weihenmayer            55      Director. Since March 1990, independent real estate           1996
                                          investor, Huntingdon Valley, Pennsylvania;
                                          previously, a partner of The Linpro Company, a
                                          national real estate developer.
-------------------

(1)   As of June 30, 2002.

(2) Each of the above directors also has served as one of our initial directors since December 2001. In addition, each director served as a director of the former Willow Grove Bancorp from 1998 to April 2002, other than Ms. Loring who served from 2000 to April 2002.

DIRECTOR NOMINATIONS; MEETINGS OF THE BOARD OF DIRECTORS OF WILLOW GROVE BANCORP

      Nominations for director of Willow Grove Bancorp are made by a committee of three non-employee members of the Board of Directors of Willow Grove Bancorp and are ratified by the entire Board. During the fiscal year ended June 30, 2002, the Board of Directors of Willow Grove Bancorp met 17 times. No director of Willow Grove Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served.

STOCKHOLDER NOMINATIONS

      Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a stockholder who has complied with the notice provisions in the Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. However, because this us our first annual meeting following the reorganization, such notice must have been delivered to us by June 15, 2002. We did not receive any stockholder nominations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      Set forth below is the information with respect to the principal occupations during the last five years for the three executive officers of Willow Grove Bancorp and Willow Grove Bank who do not serve as directors.


           Name                 Age (1)                 Principal Occupation During the Past Five years
----------------------------- ------------ -------------------------------------------------------------------------
Christopher E. Bell               44       Senior Vice President, Chief Financial Officer and Corporate Secretary
                                           of Willow Grove Bancorp since February 2002 and Senior Vice President and Chief Financial Officer of Willow Grove Bank since July 2000;
                                           previously, Senior Vice President and Chief Financial Officer of
                                           Willow Grove Bank and the former Willow Grove Bancorp since July 2,
                                           2000; prior thereto, Vice President and Controller of Willow Grove
                                           Bank.
John T. Powers                    52       Senior Vice President of Willow Grove Bancorp; and Senior Vice
                                           President, Community Banking and Corporate Secretary of Willow Grove
                                           Bank.
Joseph M. Matisoff                56       Executive Vice President and Chief Operating Officer of Willow Grove
                                           Bancorp and Willow Grove Bank since July 1, 2002; Prior thereto,
                                           Senior Consultant of Ardmore Banking Advisors, Ardmore, Pennsylvania,
                                           since September 2001; President and Chief Executive Officer of
                                           Crusader Bank, Philadelphia, Pennsylvania from August 2000 to 2001;
                                           Chief Credit Officer of Cross County Bank Wilmington, Delaware from
                                           February 1998 to 2000; and previously, Senior Vice President of First
                                           Republic Bank, Philadelphia, Pennsylvania.

-------------------

(1)   As of June 30, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Willow Grove Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish Willow Grove Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Willow Grove Bancorp's common stock.

      Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2002, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

COMMITTEES

      The Board of Directors of Willow Grove Bancorp has established an audit committee, compensation committee and nominating committee. Members of the Board also serve on committees of Willow Grove Bank.

      AUDIT COMMITTEE. The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Willow Grove Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The audit committee is comprised of four directors who are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The current members of the audit committee are Messrs. Hull and Weihenmayer, Ms. Loring and Mr. Ramsey, who is Chairman of the committee. The audit committee met five times in fiscal 2002. During the fiscal year, the audit committee charter was initially revised primarily to combine and conform the charters of Willow Grove Bank and Willow Grove Bancorp. After the end of the fiscal year, the charter was further revised to reflect the enactment of the Sarbanes-Oxley Act of 2002. The audit committee charter as presently in effect is attached hereto as Appendix A.

                          REPORT OF THE AUDIT COMMITTEE

      The functions of the audit committee include the following: performing all duties assigned by the Board of Directors; reviewing with Willow Grove Bancorp's management and our independent public accountants the basis for the financial statements issued by Willow Grove Bank and Willow Grove Bancorp, Inc. pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

      The audit committee has reviewed and discussed Willow Grove Bancorp's audited financial statements with management. The audit committee has discussed with Willow Grove Bancorp's independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with audit committees." The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with KPMG LLP, the independent auditor's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in Willow Grove Bancorp's Annual Report on Form 10-K for fiscal year 2002 for filing with the Securities and Exchange Commission.

                                              Samuel H. Ramsey, III, CPA,
                                                   AUDIT COMMITTEE CHAIRMAN
                                              Lewis W. Hull
                                              Rosemary C. Loring, Esq.
                                              William B. Weihenmayer

      COMPENSATION COMMITTEE. It is the responsibility of the compensation committee of the Board of Directors to institute a program which effectively provides incentive for executive management to lead Willow Grove Bancorp and Willow Grove Bank to their full potential. The current members of the committee are Messrs. Hull and O'Brien and Mr. Langan, who is Chairman of the Committee. No member of the compensation committee is a current officer or employee of Willow Grove Bancorp, Willow Grove Bank or any subsidiary of us. The report of the compensation committee with respect to compensation and benefits for the Chief Executive Officer and all other executive officers is set forth below. The compensation committee met two times in fiscal 2002.

                      REPORT OF THE COMPENSATION COMMITTEE

      The compensation committee is responsible for establishing a policy for the compensation of senior management of Willow Grove Bancorp and Willow Grove Bank. The scope of the program includes the compensation committee's assistance in recruiting and retaining the highest possible level of qualified management, the development and implementation of methods of motivating executives, rewarding management for exemplary performance, and ensuring that senior management's compensation is aligned with Willow Grove Bancorp's objectives in enhancing stockholder value.

      The compensation committee considers the following factors, among others, in determining base salary levels for senior management: the individual performance of the officer; Willow Grove Bancorp's overall financial performance; the achievement of specific goals in Willow Grove Bancorp's business plan; and the compensation paid by similar sized competitors with closely related responsibilities.

      Due to Willow Grove Bancorp's results of operations for the year ended June 30, 2001, base compensation for senior management and directors remained the same in fiscal 2002 as in the prior fiscal year and no bonuses were awarded. However, Mr. Bell's base salary compensation was brought in line with the other named executive officers. A salary administration program was developed by the Human Resources Department with assistance from an outside compensation consulting firm, was approved by the compensation committee, and will be implemented in fiscal 2003. The objectives of the program included, but were not limited to, methods to achieve internal and external competitiveness, increase productivity, heighten cost efficiencies, improve communication, and maintain legal compliance. Consequently, appropriate salary administration plan increases and incentive awards were granted by management to employees who met individual performance objectives.

      No members of the compensation committee were considered insiders, nor were there interlocking relationships or relationships with Willow Grove Bancorp. All compensation committee recommendations and issues regarding executive compensation were submitted to the full Board of Directors for approval.

                                          William W. Langan,
                                               COMPENSATION COMMITTEE CHAIRMAN
                                          Lewis W. Hull
                                          A. Brent O'Brien

      NOMINATING COMMITTEE. The nominating committee reviews and makes nominations for the board of directors, which are then sent to the full board of directors for their ratification. The current members of the nominating committee are Messrs. O'Brien and Weihenmayer and Mr. Kremp, who is Chairman of the Committee. The nominating committee met once in fiscal 2002.

DIRECTORS' COMPENSATION

      Willow Grove Bancorp does not pay separate compensation to directors for their service on its Board of Directors. Members of Willow Grove Bank's Board of Directors, except for Mr. Marcell, receive $1,100 per Board meeting held and $500 per committee meeting attended, except members of the audit committee who receive $800 per committee meeting, and the loan committee members who receive $600 per committee meeting. The Chairman of the Board of Directors receives $1,700 per Board meeting and the chairman of each committee receives $600 per committee meeting, except the chairman of the audit committee who receives $900 per meeting. To receive such compensation, directors may not be absent for more than two Board meetings during the fiscal year. Unattended committee meetings are not compensated. Board fees are subject to periodic adjustment by the Board of Directors.

      In 1998, Willow Grove Bancorp adopted a non-qualified retirement plan for Willow Grove Bank's non-employee directors. Assuming the completion of ten years of service, this plan provides for fixed annual payments at retirement of $12,000 a year for a period of ten years. After six years, the individual director becomes 20% vested with the vesting benefit increasing by 20% per year through year ten. This plan provides credit for years of service prior to the plan's adoption.

      Non-employee directors of Willow Grove Bank may receive additional compensation pursuant to Willow Grove Bank's incentive compensation plan calculated as a percentage of the director's fees paid on an annual basis. The percentage is determined by several criteria related to Willow Grove Bank's financial performance. During fiscal 2002, non-employee directors did not receive any incentive compensation pursuant to this plan.

--------------------------------------------------------------------------------
                             MANAGEMENT COMPENSATION
--------------------------------------------------------------------------------

      The following table sets forth a summary of certain information concerning the compensation paid by Willow Grove Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2002, 2001 and 2000 to the President and Chief Executive Officer and the three other officers of Willow Grove Bank whose salary plus bonus exceeded $100,000. Willow Grove Bancorp has not paid separate compensation to its officers and directors.

=============================== ======== ========================= =============================== ================
                                          Annual Compensation(2)       Long Term Compensation
------------------------------- -------- ------------ ------------ -------------------------------
                                                                                Awards
                                                                   ---------------- --------------
                                                                     Restricted      Securities       All Other
           Name and             Fiscal                                  Stock        Underlying     Compensation
      Principal Position         Year       Salary        Bonus      Awards(3)(4)      Options        (5)(6)(7)
------------------------------- -------- ------------ ------------ ---------------- -------------- ----------------
Frederick A. Marcell Jr.(1)      2002       $205,000     $    - -     $    - -          7,980         $29,048
  President and Chief            2001        204,558       27,000          - -            - -          26,108
    Executive Officer            2000        182,000       31,500          - -         38,307          24,238
                                                                       162,500
------------------------------- -------- ------------ ------------ ---------------- -------------- ----------------
Christopher E. Bell              2002       $119,615     $    - -     $ 92,934         20,834         $22,406
  Senior Vice President,         2001         99,577       12,000          - -           - -           15,662
    Chief Financial Officer      2000         78,020       11,000       41,878          9,120          12,620
    and Corporate Secretary
------------------------------- -------- ------------ ------------ ---------------- -------------- ----------------
Thomas M. Fewer                  2002       $120,000     $    - -     $    - -          3,420         $23,523
  Senior Vice President and      2001        119,760       16,000          - -            - -          19,129
    Lending Officer              2000        107,500       18,000       84,870         25,538          17,164
------------------------------- -------- ------------ ------------ ---------------- -------------- ----------------
John T. Powers                   2002       $120,000     $    - -     $    - -          5,700         $23,523
  Senior Vice President,         2001        119,760       16,000          - -            - -          19,129
    Community Banking            2000        107,500       18,000       84,870         25,538          17,164
=============================== ======== ============ ============ ================ ============== ================

-----------------------

(1) In fiscal 1998, Willow Grove Bank adopted a supplemental executive retirement plan for the benefit of Mr. Marcell. Willow Grove Bank accrued $60,000, $18,000 and $18,000 with respect to such plan in fiscal 2002, 2001 and 2000, respectively.

                                        (FOOTNOTES CONTINUED ON FOLLOWING PAGE.)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of our management, the costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual.

(3) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 1999 Recognition and Retention Plan. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are held in trust and paid to the recipient when the restricted stock is earned.

(4) As of June 30, 2002, Messrs. Marcell, Bell, Fewer and Powers had 24,532, 17,139, 12,812 and 12,812 shares of unearned restricted stock, respectively, pursuant to the 1999 Recognition Plan, which had fair market values of $287,760, $201,040, $150,285 and $150,285 at June 30, 2002.

(5) Under Willow Grove Bank's 401(k) profit sharing plan for fiscal 2002, $3,548, $5,962, $5,526 and $5,526 was allocated to the accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively.

(6) Under Willow Grove Bank's money purchase pension plan in fiscal 2002, $12,750, $8,221, $9,000 and $9,000 was allocated to the accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively.

(7) Includes the fair market value on June 30, 2002, of a share of Willow Grove Bancorp common stock ($11.73) multiplied by the 1,087, 701, 767 and 767 shares allocated to the employee stock ownership plan accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively, during fiscal 2002.

      EMPLOYMENT AGREEMENTS. In 1998, Willow Grove Bank entered into employment agreements with each of Messrs. Marcell, Fewer and Powers (the "Executives"), which agreements superseded existing employment agreements with such persons. Willow Grove Bank agreed to employ Mr. Marcell for a term of two years and Messrs. Fewer and Powers for a term of one year, in each case in their current respective positions. The agreements with the Executives set a base salary at their then current salary levels, which may be increased from time to time by the Board of Directors. Willow Grove Bank entered into employment agreements with Messrs. Bell and Matisoff (also "Executives") in July 2000 and July 2002, respectively, for terms of one year at their then current salary levels and which otherwise were substantially identical to the agreements with Messrs. Fewer and Powers. The term of the Executives' employment agreements are extended annually for a successive additional one-year period unless Willow Grove Bank provides not less than 60 days prior notice not to extend the employment term.

      Each of the employment agreements is terminable with or without cause by Willow Grove Bank. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination without good cause (as defined in the agreement) or termination by Willow Grove Bank for cause, disability, retirement or death. In the event that
(i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by Willow Grove Bank or Willow Grove Bank changes the Executive's title or duties or (ii) the employment agreement is terminated by Willow Grove Bank other than for cause, disability, retirement or death, the Executives will be entitled to the payment of their base salary for the remaining unexpired term of the employment agreement as cash severance. In the event that the Executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the Executives will be entitled to a cash severance amount equal to their base salary plus bonus received in the prior year, multiplied by the number of years in the initial term of the employment agreement (two in the case of Mr. Marcell and one in the case of the other Executives). In the event that cash severance payments are triggered for Mr. Marcell, Mr. Marcell and his spouse shall also be entitled to continuation at Willow Grove Bank's expense of certain insurance benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the Executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

      A change in control is generally defined in the employment agreements to include any change in control of Willow Grove Bancorp required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the outstanding voting securities of Willow Grove Bancorp and
(ii) a change in a majority of the directors of Willow Grove Bancorp during any three-year period without the approval of at least two-thirds of the persons who were directors of Willow Grove Bancorp at the beginning of such period.

      Although the above-described employment agreements could increase the cost of any acquisition of control of Willow Grove Bancorp, our management does not believe that the terms thereof would have a significant anti-takeover effect. Willow Grove Bancorp and/or Willow Grove Bank may determine to enter into similar employment agreements with other officers in the future.

      MONEY PURCHASE PLAN. Willow Grove Bank maintains a Money Purchase Plan which provides retirement benefits for all full-time employees who have attained the age of 21 and have completed one year of service with Willow Grove Bank. The Money Purchase Plan is a tax-qualified money purchase plan pursuant to which Willow Grove Bank's contributions are fixed based upon the compensation of each participant. For each participant, Willow Grove Bank's contribution is an amount equal to a percentage of the participant's base salary. With the consent of the Money Purchase Plan's administrator, the Money Purchase Plan may also accept rollover contributions from employees. Messrs. Marcell, Bell, Fewer and Powers are trustees of the Money Purchase Plan. A participant's account balance becomes 100% vested after completion of six years of service. A participant also becomes 100% vested in his account balance in the event of death, disability or retirement. Normal retirement age under the Money Purchase Plan is 65. Retirement expense is funded as accrued and amounted to $301,000 for fiscal 2002, $269,000 for fiscal year 2001 and $222,000 for fiscal year 2000.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Willow Grove Bank adopted a supplemental executive retirement plan in fiscal 1998 in order to supplement the retirement benefits payable to Mr. Marcell pursuant to Willow Grove Bank's qualified plans. The supplemental executive retirement plan provides for payments for a period of ten years beginning at retirement based on a percentage of annual cash compensation. Assuming Mr. Marcell remains in Willow Grove Bank's employ at age 68, the supplemental executive retirement plan provides for an annual benefit equal to 50% of his annual cash compensation. In the event that Mr. Marcell retires prior to age 68, his benefit will be reduced in increments of 5% per year. Following a change in control (as defined in the supplemental executive retirement plan), Mr. Marcell may terminate his employment and receive benefits as if he had worked until age 68. Willow Grove Bank accrued $60,000, $18,000 and $18,000 on a pre-tax basis and $40,000, $11,000 and $11,000 after tax, for the years ended June 30, 2002, 2001 and 2000, respectively, which included estimated costs for past service.

      EMPLOYEE STOCK OWNERSHIP PLAN. Willow Grove Bank maintains an employee stock ownership plan as part of its retirement benefits program. As of June 30, 2002 there were 921,899 shares of Willow Grove Bancorp's common stock held in the employee stock ownership plan of which 81,753 shares have been allocated. Benefits under the employee stock ownership plan will accelerate and become immediately vested upon a change in control.

      1999 STOCK OPTION PLAN. An aggregate of 510,960 shares of Willow Grove Bancorp common stock were reserved for issuance under the 1999 Stock Option Plan and 27,818 options have been exercised at June 30, 2002. At June 30, 2002, a total of 470,695 shares are subject to options under the 1999 Stock Option Plan and 119,660 of such shares have become vested.

      1999 RECOGNITION AND RETENTION PLAN. The Willow Grove Bancorp 1999 Recognition and Retention Plan acquired 204,384 shares of Willow Grove Bancorp common stock. As of June 30, 2002, 204,384 shares were granted to directors and employees and 73,203 of such shares have vested. Under the 1999 Recognition Plan, shares are awarded as restricted stock which vest over a five year period.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of June 30, 2002.

                                 Number of Shares to be issued upon     Weighted-Average      Number of Shares Remaining Available
                                 the Exercise of Outstanding Options,    Exercise Price of    for Future Issuance (Excluding Shares
        Plan Category                  Warrants and Rights(1)          Outstanding Options       Reflected in the First Column)
-----------------------------   ------------------------------------   -------------------   -------------------------------------
Equity Compensation Plans
   Approved by Security                              601,876                 $5.56                           12,426
Holders
Equity Compensation Plans Not
   Approved by Security Holders                          - -                   - -                              - -
                                                     -------                 -----                           ------
Total                                                601,876                 $5.56                           12,426
                                                     =======                 =====                           ======

-------------------

(1) Includes 131,181 shares granted to directors and employees as of June 30, 2002 and held in the recognition plan trust.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth, with respect to each executive officer named in the Management Compensation table, information with respect to stock options granted during fiscal 2002.

                                                                                             Potential Realizable
                                    Individual Grants                                          Value at Assumed
------------------------------------------------------------------------------------------    Annual Rates of Stock
                                 Number of      Percent of Total                             Price Appreciation for
                                Securities      Granted Options    Exercise                       Option Term(4)
                                Underlying      to Employees in      Price     Expiration    ----------------------
Name                        Options Granted(1)   Fiscal Year(2)    ($/Sh)(3)      Date           5%           10%
--------------------------- ------------------  ----------------  ----------  ------------   ---------     --------
Frederick A. Marcell Jr.           7,980              4.2%          $8.3326      1/22/12     $ 41,818      $105,974
Thomas M. Fewer                    3,420               1.8           8.3326      1/22/12       17,922        45,417
Christopher E. Bell               20,834              10.9           8.3326      1/22/12      109,177       276,675
John T. Powers                     5,700               2.9           8.3326      1/22/12       29,870        75,696

-----------------------

(1) None of the indicated awards were accompanied by stock appreciation rights.

(2) Percentage of options granted to all employees and directors during fiscal 2002.

(3) The exercise price was based on the market price of the common stock on the date of the grant and has been adjusted for the exchange of shares in the reorganization completed in April 2002.

(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

      The following table sets forth, with respect to each executive officer named in the Management Compensation table, information with respect to exercise of stock options, the number of options held at the end of the June 30, 2002 fiscal year and the value with respect thereto.

                                                                    Number of               Value of Unexercised
                                                               Unexercised Options          in the Money Options
                                  Shares                       at Fiscal Year End           at Fiscal Year End(1)
                                 acquired        Value    ----------------------------- -----------------------------
            Name               on Exercise     Realized     Exercisable  Unexercisable   Exercisable   Unexercisable
----------------------------   ------------   ----------  -------------  -------------- ------------   --------------
Frederick A. Marcell Jr.              - -      $    - -        15,322        30,964       $118,899        $205,488
Christopher E. Bell                 1,140         4,969         2,508        26,306         19,462         113,298
Thomas M. Fewer                       - -           - -        10,215        18,742         79,268         130,527
John T. Powers                        912         3,973         9,303        21,022         72,191         138,279

------------------------

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at June 30, 2002 ($11.73) and the exercise price of the options ($3.97 and $8.33 for options granted in fiscal 1999 and 2002, respectively).

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      In accordance with applicable federal laws and regulations, Willow Grove Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

      Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Willow Grove Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (a) is widely available to employees of the institution and (b) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. Willow Grove Bank's policy is in compliance with Section 22(h) of the Federal Reserve Act.

PERFORMANCE GRAPH

      The following graph demonstrates comparison of the cumulative total returns for the common stock of Willow Grove Bancorp, the NASDAQ Composite Index and the SNL Securities Thrift Index for the periods indicated. The common stock of our predecessor mid-tier mutual holding company began trading on the Nasdaq on December 24, 1998. The graph includes adjustments to reflect the reorganization we completed on April 3, 2002 and assumes that our investor originally purchased shares of our predecessor mid-tier company on December 24, 1998 and exchanged his/her shares in April 2002 pursuant to the exchange ratio for our second step conversion.

                           WILLOW GROVE BANCORP, INC.


                           TOTAL RETURN PERFORMANCE **




                              [PERFORMANCE GRAPH]




                           -----------------------------------------------------
INDEX                       12/24/98   06/30/99   06/30/00   06/30/01   06/30/02
--------------------------------------------------------------------------------
Willow Grove Bancorp, Inc.    100.00      98.33     102.80     132.05     293.48
NASDAQ*                       100.00     124.20     183.63      99.54      67.87
SNL Thrift Index              100.00     104.18      87.62     151.68     179.77
-----------------
* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved.
**    Source: SNL Securities, LC

      The above graph represents $100 invested in our common stock at $10.00 per share on December 24, 1998, the date it commenced trading on the Nasdaq. The cumulative total returns include the payment of dividends by Willow Grove Bancorp.

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      The following table sets forth as of September 20, 2002, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock,
(ii) the directors of Willow Grove Bancorp, (iii) certain executive officers of Willow Grove Bancorp; and (iv) all directors and executive officers of Willow Grove Bancorp as a group.

                                                           Amount and Nature
                  Name of Beneficial                         of Beneficial
                  Owner or Number of                        Ownership as of        Percent of
                   Persons in Group                      September 20, 2002(1)    Common Stock
-------------------------------------------------------  ---------------------  -----------------

Willow Grove Bank Employee Stock Ownership Plan Trust
Welsh & Norristown Roads
Maple Glen, Pennsylvania 19002                                 921,899(2)              8.2%

Directors:
     Lewis W. Hull                                              37,076(3)(4)             *(15)
     Charles F. Kremp, 3rd                                      73,962(3)(4)             *(15)
     William W. Langan                                          60,286(3)(5)             *(15)
     Rosemary C. Loring, Esq.                                   30,900(6)                *
     Frederick A. Marcell Jr.                                  140,090(7)              1.2(15)
     A. Brent O'Brien                                           35,363(3)(4)(9)          *(15)
     Samuel H. Ramsey, III                                      75,276(3)(4)(10)         *(15)
     William B. Weihenmayer                                     72,883(3)(11)            *(15)

Other Executive Officers:
     Christopher E. Bell                                        54,654(12)(8)            *(15)
     Thomas M. Fewer                                           106,166(13)(8)            *(15)
     John T. Powers                                             63,249(14)(8)            *(15)

All Directors and Executive Officers of the
  Company as a group (12 persons)                              751,455(16)             6.6(15)

-------------------------------

*     Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                          (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(2) The Willow Grove Bank employee stock ownership plan trust was established pursuant to the Willow Grove Bank employee stock ownership plan by an agreement between Willow Grove Bank and Messrs. Marcell, Fewer, Bell and Powers who act as trustees of the plan. As of June 30, 2002, 186,419 shares held in the trust had been allocated to the accounts of participating employees. Under the terms of the employee stock ownership plan, the trustees vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of the participating employees. Allocated shares for which employees do not give instructions and unallocated shares are voted in the same ratio on any matter as to those shares for which instructions are given.

(3) Includes 6,131 shares held in the 1999 Recognition Plan trust and allocated to the accounts of each of the directors other than Ms. Loring and Mr. Marcell.

(4) Includes 10,944 shares which may be acquired upon the exercise of stock options, exercisable within sixty (60) days of the voting record date.

(5) Includes 34,202 shares held by Mr. Langan's spouse and 15,322 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date.

(6)   Includes 11,500 shares held by Ms. Loring's spouse.

(7) Includes 73,329 shares held in Mr. Marcell's account in Willow Grove Bank's 401(k) retirement plan, 24,532 shares held in the 1999 Recognition Plan trust allocated to Mr. Marcell, 22,984 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 4,032 shares which have been allocated to Mr. Marcell's account in Willow Grove Bank's employee stock ownership plan and 684 shares held by Mr. Marcell's spouse in her IRA account over which Mr. Marcell disclaims beneficial ownership.

(8) Excludes shares held in the employee stock ownership plan other than the 4,032, 2,212, 2,756 and 2,746 shares allocated to the individual accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively. Messrs. Marcell, Bell, Fewer and Powers, as trustees of the employee stock ownership plan, vote all shares of Willow Grove Bancorp common stock held in the plan trust. The trustees must vote allocated shares in accordance with the instructions of the participating employees. The trustees disclaim beneficial ownership of shares held in the employee stock ownership plan trust over which they share voting and dispositive power.

(9)   Includes 11,245 shares held by Mr. O'Brien's spouse.

(10) Includes 19,173 shares held in a trust for which Mr. Ramsey is a beneficiary.

(11) Includes 12,500 shares held by Mr. Weihenmayer's spouse, 5,000 shares held by Mr. Weihenmayer's son and 3,648 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date.

(12) Includes 4,104 shares held jointly with Mr. Bell's spouse, 466 shares held by Mr. Bell's spouse, 14,777 shares held in Mr. Bell's account in Willow Grove Bank's 401(k) retirement plan, 4,332 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 2,212 shares which have been allocated to Mr. Bell's account in the employee stock ownership plan and 17,139 shares held in the 1999 Recognition Plan trust allocated to Mr. Bell.

                                          (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(13) Includes 27,072 shares held jointly with Mr. Fewer's spouse, 2,280 shares held by Mr. Fewer's children, 45,924 shares held in Mr. Fewer's account in Willow Grove Bank's 401(k) retirement plan, 15,322 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 2,756 shares which have been allocated to Mr. Fewer's account in the employee stock ownership plan and 12,812 shares held in the 1999 Recognition Plan trust allocated to Mr. Fewer.

(14) Includes 11,505 shares held jointly with Mr. Powers' spouse, 528 shares held by Mr. Powers' children, 21,248 shares held in Mr. Powers' account in Willow Grove Bank's 401(k) retirement plan, 14,410 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the voting record date, 2,746 shares which have been allocated to Mr. Power's account in the employee stock ownership plan and 12,812 shares held in the 1999 Recognition Plan trust allocated to Mr. Powers.

(15) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(16) Includes 1,550 shares deemed beneficially owned by Mr. Matisoff. The amount of common stock beneficially owned by all directors and executive officers as a group does not include the unallocated shares held in the employee stock ownership plan trust.

--------------------------------------------------------------------------------
                  PROPOSAL TO ADOPT THE 2002 STOCK OPTION PLAN
--------------------------------------------------------------------------------

GENERAL

      On September 24, 2002, the Board of Directors adopted the 2002 Stock Option Plan which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in Willow Grove Bancorp as an incentive to contribute to our success and reward officers and other employees for outstanding performance. The 2002 Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the "options"). Options will be available for grant to officers, key employees and directors of Willow Grove Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options. The Board of Directors believes that the 2002 Option Plan is in the best interest of Willow Grove Bancorp and our stockholders. If stockholder approval is obtained, options to acquire shares of common stock will be awarded to officers, key employees and directors of Willow Grove Bancorp and Willow Grove Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

DESCRIPTION OF THE OPTION PLAN

      The following description of the 2002 Option Plan is a summary of its terms and is qualified in its entirety by reference to the 2002 Option Plan, a copy of which is attached hereto as Appendix B.

      ADMINISTRATION. The 2002 Option Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors of Willow Grove Bancorp.

      STOCK OPTIONS. Under the 2002 Option Plan, the Board of Directors or the committee will determine which employees, including officers, and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock. Under the 2002 Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who are 10% stockholders).

      Under the 2002 Option Plan, options will become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with Willow Grove Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability. Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Willow Grove Bancorp or a subsidiary company because of his death or disability or as of the effective date of our change in control. In addition, all stock options will become vested and exercisable in full as of the effective date of the optionee's retirement, provided that as of the date of such retirement: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the 2002 Option Plan providing for such treatment has been approved by the stockholders of Willow Grove Bancorp at a meeting of stockholders held more than one year after the consummation of the reorganization of Willow Grove Bank.

      Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless extended by the committee or the Board of Directors for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Willow Grove Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Willow Grove Bancorp following a change in control of Willow Grove Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death. In no event may any option be exercisable more than ten years from the date it was granted.

      Stock options are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, step children, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

      Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Willow Grove Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or
(c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by Willow Grove Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option, or one year in the case of previously exercised incentive stock options.

      If the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of common stock upon exercise of the option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the committee or the Board of Directors) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of common stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (a) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (b) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver common stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

      NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 641,412 shares of common stock has been reserved for future issuance pursuant to the 2002 Option Plan. The 2002 Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the 2002 Option Plan, respectively. Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the 2002 Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the 2002 Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

      TERM OF THE STOCK OPTION PLAN. Unless sooner terminated, the 2002 Option Plan shall continue in effect for a period of ten years from September 24, 2002 assuming approval of the 2002 Option Plan by stockholders. Termination of the 2002 Option Plan shall not affect any previously granted options.

      FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Willow Grove Bancorp at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Willow Grove Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

      Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

      Treasury regulations provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:

(a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant. The certification requirement is not necessary if these other requirements are satisfied.

      The 2002 Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, Willow Grove Bancorp believes that compensation attributable to stock options granted under the 2002 Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other compensation, may not be fully deductible unless the grant or vesting of such other compensation is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of Willow Grove Bancorp. The Board of Directors believes that the likelihood of any impact on Willow Grove Bancorp from the deduction limitation contained in
Section 162(m) of the Internal Revenue Code is remote at this time.

      The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

      ACCOUNTING TREATMENT. Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the 2002 Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. Willow Grove Bancorp anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to Willow Grove Bancorp's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If Willow Grove Bancorp elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

      STOCKHOLDER APPROVAL. No options will be granted under the 2002 Option Plan unless the 2002 Option Plan is approved by stockholders. Stockholder ratification of the 2002 Option Plan will also satisfy The Nasdaq Stock Market listing and federal tax requirements.

      OPTIONS TO BE GRANTED. The Board of Directors of Willow Grove Bancorp adopted the 2002 Option Plan, and the committee established thereunder intends to meet after approval by shareholders to make recommendations to the Board of Directors as to the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Willow Grove Bancorp and Willow Grove Bank. At the present time, no determination has been made as to allocation of grants. The committee is also considering awarding options to certain non-executive officers and key employees of Willow Grove Bank.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE 2002 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                   PROPOSAL TO ADOPT THE 2002 RECOGNITION AND
                       RETENTION PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

GENERAL

      The Board of Directors has adopted the Recognition Plan, the objective of which is to enable Willow Grove Bancorp to provide officers, key employees and directors with a proprietary interest in Willow Grove Bancorp and as an incentive to contribute to its success. Officers, key employees and directors of Willow Grove Bancorp and Willow Grove Bank who are selected by the board of directors of Willow Grove Bancorp or members of a committee appointed by the board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the committee or the board of directors.

DESCRIPTION OF THE RECOGNITION PLAN

      The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix C.

      ADMINISTRATION. A committee of the Board of Directors of Willow Grove Bancorp will administer the Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of Willow Grove Bancorp. The members of the committee will initially consist of Messrs. Hull, Langan and O'Brien. Messrs. Marcell, Bell, Matisoff and Powers will serve as initial trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by Willow Grove Bancorp to the Trust.

      Upon stockholder approval of the Recognition Plan, Willow Grove Bancorp will contribute sufficient funds to the Trust so that the Trust can purchase a number of shares of common stock equal to 4% of the common stock sold in the reorganization completed in April 2002, or 256,565 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Willow Grove Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by Willow Grove Bancorp would be dilutive to the voting rights of existing stockholders and to Willow Grove Bancorp's book value per share and earnings per share.

      GRANTS. Shares of common stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipient's behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

      If a recipient terminates employment or service with Willow Grove Bancorp for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with Willow Grove Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Willow Grove Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a recipient's employment or service with Willow Grove Bancorp or any subsidiary terminates due to retirement or following a change in control of Willow Grove Bancorp, all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to Willow Grove Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement or change in control: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Recognition Plan providing for such treatment has been approved by the stockholders of Willow Grove Bancorp at a meeting of stockholders held more than one year after the consummation of the conversion.

      PERFORMANCE SHARE AWARDS. The Recognition Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the committee. Each Performance Share Award shall be granted and administered to comply with the requirements of
Section 162(m) of the Internal Revenue Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

      Subject to stockholder approval of the 2002 Recognition Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either Willow Grove Bancorp as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. To the extent the Committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

      FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. Willow Grove Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

      Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

      The Recognition Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, Willow Grove Bancorp believes that compensation attributable to Performance Share Awards granted under the Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. The board of directors believes that the likelihood of any impact on Willow Grove Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

      The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

      ACCOUNTING TREATMENT. For a discussion of Statement of Financial Accounting Standards No. 123, see "Proposal to Adopt the 2002 Stock Option Plan
- Description of the Stock Option Plan - Accounting Treatment." Under the intrinsic value method, Willow Grove Bancorp will also recognize a compensation expense as shares of common stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing Willow Grove Bancorp's compensation expense.

      STOCKHOLDER APPROVAL. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

      SHARES TO BE GRANTED. The board of directors of Willow Grove Bancorp adopted the Recognition Plan and the committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors of Willow Grove Bancorp and Willow Grove Bank. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. However, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE 2002 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      The Board of Directors of Willow Grove Bancorp has appointed KPMG LLP, independent certified public accountants, to perform the audit of Willow Grove Bancorp's financial statements for the year ending June 30, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

      Willow Grove Bancorp has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with Willow Grove Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      In determining whether to appoint KPMG LLP as Willow Grove Bancorp's auditors, Willow Grove Bancorp's audit committee considered whether the provision of services, other than auditing services, by KPMG LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, Willow Grove Bancorp's auditors performed tax-related services, including the completion of Willow Grove Bancorp's corporate tax returns, in fiscal 2002. The audit committee believes that KPMG LLP's performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

      The aggregate amount of fees billed by KPMG LLP for its audit of Willow Grove Bancorp's annual financial statements for fiscal 2002 and for its reviews of Willow Grove Bancorp's unaudited interim financial statements included in the Form 10-Q filed by Willow Grove Bancorp during fiscal 2002 was $84,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

      Willow Grove Bancorp did not engage or pay any fees to KPMG LLP with respect to the provision of financial information systems design and implementation services during fiscal 2002.

ALL OTHER FEES

      The aggregate amount of fees billed by KPMG LLP for all other services rendered to Willow Grove Bancorp during fiscal 2002 was $333,900. The majority of these services were related to the reorganization of Willow Grove Bancorp completed during the fiscal year with a lesser amount attributable to the provision of tax related services and the examination of the internal control structure of Willow Grove Bancorp required to be performed in accordance with the requirements of the Federal Deposit Insurance Corporation Improvement Act of 1991.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      Any proposal which a stockholder wishes to have included in the proxy materials of Willow Grove Bancorp relating to the next annual meeting of stockholders of Willow Grove Bancorp, which is scheduled to be held in November 2003, must be received at the principal executive offices of Willow Grove Bancorp, Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002, Attention:
Christopher E. Bell, Corporate Secretary, no later than June 6, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in Willow Grove Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Willow Grove Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by June 6, 2003. The notice must include the information required by Section 2.10 of our Bylaws.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

      A copy of Willow Grove Bancorp's Annual Report to Stockholders for the year ended June 30, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, we will furnish to any stockholder without charge a copy of Willow Grove Bancorp's Annual Report on Form 10-K for fiscal 2002 required to be filed with the SEC. Such written requests should be directed to Mr. Christopher E. Bell, Chief Financial Officer, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002. The Form 10-K is not part of the proxy solicitation materials.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by Willow Grove Bancorp. Willow Grove Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Willow Grove Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Willow Grove Bancorp may solicit proxies personally or by telephone without additional compensation. We have also engaged Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $5,000, plus reimbursement of out-of-pocket expenses.

                                                                      APPENDIX A
                             AUDIT COMMITTEE CHARTER

COMMITTEE MEMBERSHIP

The Audit Committee (Committee) shall consist of a minimum of three independent directors as such independence is defined for Audit Committee members by the NASDAQ's listing standards. All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities. At least one member of the Committee will through education and experience as a public accountant or auditor or principal financial officer, comptroller, or principal accounting officer, or position involving similar functions (a) have an understanding of generally accepted accounting principles and financial statements, (b) experience in preparing or auditing financial statements and applying accounting principles in connection with the accounting for estimates, accruals, and reserves, (c) experience with internal accounting controls, and (d) an understanding of audit committee functions.


COMMITTEE DUTIES AND RESPONSIBILITIES

The Committee shall meet at least four times per year or more frequently as deemed necessary; the Committee shall review the audit charter on an annual basis. The Committee shall have the following responsibilities with respect to Willow Grove Bancorp, Inc. and Willow Grove Bank (hereinafter, collectively the Company).

1. Affirm an understanding with the outside auditors that they must report directly to the Committee and that the Committee has the ultimate authority and responsibility to select, oversee and approve the compensation of the outside auditors.

2. Meet with the independent auditors and financial management of the Company to review both the scope of the proposed annual audit and the procedures to be utilized, and at the conclusion of such audit, meet with independent auditors independently of management to discuss their comments and recommendations.

3.    Review and approve the internal audit function of the Company including
      (a) its purpose, independence, authority, and reporting obligations (b) the annual audit program, budget, and staffing, (c) coordination of the audit plan with the independent auditor, and (d) the appointment, termination, and compensation of the internal audit staff.

4. Approve, in advance, the provision by the independent auditor of all permissible non-audit services (with the exception of certain DE MINIMUS non-audit services constituting not more than 5% of all auditing revenues paid during the fiscal year; not initially recognized to be non-audit; and promptly brought to the attention of the audit committee and approved prior to completion).

5. If necessary to discharge the duties and responsibilities of the Committee, engage and determine funding for independent counsel and other advisers.

6. Review the independent auditor's examination of the Company's (a) financial statements, (b) evaluation of the internal system of audit and financial controls, and (c) financial statements contained in the annual report to shareholders.

7. Review with management, internal audit, and others that the Committee deems appropriate, the Company's internal system of audit and financial controls and the results of such audits.

8. Review the Company's financial reporting process, its accounting standards and principles, and any significant changes to these standards and principles in their application.

9. Review and resolve those matters pertaining to the integrity of management, including conflicts of interest and adherence to the standards of business conduct as required by the Company. Such review should include, when appropriate, meeting with management and General Counsel.

10. Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

11. Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

12. Establish procedures to receive and respond to any complaints and concerns regarding the Company's accounting, internal accounting controls or auditing matters, including enabling employees to transmit concerns regarding questionable accounting or auditing matters by confidential, anonymous submission.

                                                                      APPENDIX B

                           WILLOW GROVE BANCORP, INC.
                             2002 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

      Willow Grove Bancorp, Inc. (the "Corporation") hereby establishes this 2002 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

      The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

                                   ARTICLE III
                                   DEFINITIONS

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

      3.01 "Bank" means Willow Grove Bank, the wholly owned subsidiary of the Corporation.

      3.02 "Beneficiary" means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his estate.

      3.03  "Board" means the Board of Directors of the Corporation.

      3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, or any successor thereto, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor thereto; (ii) an event that would be required to be reported in response to either Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor to such respective items, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      3.05  "Code" means the Internal Revenue Code of 1986, as amended.

      3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, and (ii) within the meaning of Section 162(m) of the Code or any successor thereto.

      3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

      3.08 "Disability" means any physical or mental impairment which qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Optionee for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

      3.09 "Effective Date" means the day upon which the Board adopts this Plan.

      3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

      3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

      3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

      3.14 "Non-Employee Director" means a member of the Boards of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Boards of the Corporation and/or any Subsidiary Company who is not an Officer or Employee of the Corporation or any Subsidiary Company.

      3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

      3.16 "Offering" means the offering of Common Stock to the public during 2002 in connection with the reorganization of the Bank from the mutual holding company form to the stock holding company form of organization and the issuance of the capital stock of the Bank to the Corporation.

      3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

      3.18  "OTS" means the Office of Thrift Supervision.

      3.19 "Option" means a right granted under this Plan to purchase Common Stock.

      3.20 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

      3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto after attaining the age of 65.

      3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

      4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee's tax withholding obligation pursuant to Section
12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations, include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

      4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

      4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws shall terminate as of the effective date of such removal.

      4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

      4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

      Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

      6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 641,412. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

      6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         OPTIONS, NUMBER OF SHARES, ETC.

      The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

                                  ARTICLE VIII
                                     OPTIONS

      Each Option granted hereunder shall be on the following terms and conditions:

      8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

      8.02  OPTION EXERCISE PRICE.

      (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

      (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

      8.03  VESTING AND EXERCISE OF OPTIONS.

      (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant and an additional 20% shall vest on each successive anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation or any of the Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

      (b) ACCELERATED VESTING. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability or as of the effective date of a Change in Control. All

Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company due to Retirement if as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after the consummation of the Offering.
8.04 DURATION OF OPTIONS.

      (a) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.

      (b) EXCEPTION FOR TERMINATION DUE TO DISABILITY, RETIREMENT, CHANGE IN CONTROL OR DEATH. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director or Director Emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

      Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

      If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

      In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

      8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

      8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

      8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option (or one year in the case of previously exercised Incentive Stock Options).

      8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

      8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this
Section 8.09.

            (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock 2002 Option Plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

            (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

            (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

      The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Option shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Options may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new incentive options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

      The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan as specifically authorized herein.

                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

      Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

      12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

      12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

      13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by stockholders and no later than the termination of the Plan, provided this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

      13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XIV
                              STOCKHOLDER APPROVAL

      The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                   ARTICLE XV
                                  MISCELLANEOUS

      15.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

                                                                      APPENDIX C

                           WILLOW GROVE BANCORP, INC.
             2002 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

      1.01 Willow Grove Bancorp, Inc. (the "Corporation") hereby establishes the 2002 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2002 Recognition and Retention Plan and Trust Agreement (the "Agreement").

      1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

      The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

      The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

      3.01 "Bank" means Willow Grove Bank, the wholly owned subsidiary of the Corporation.

      3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

      3.03  "Board" means the Board of Directors of the Corporation.

      3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, or any successor thereto, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor thereto; (ii) an event that would be required to be reported in response to either Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor to such respective items, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      3.05  "Code" means the Internal Revenue Code of 1986, as amended.

      3.06  "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

      3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

      3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

      3.09 "Effective Date" means the day upon which the Board adopts this Plan.

      3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

      3.11 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

      3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      3.13 "Non-Employee Director" means a member of the Boards of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Boards of the Corporation and/or any Subsidiary Company, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

      3.14 "Offering" means the offering of Common Stock to the public during 2002 in connection with the reorganization of the Bank from the mutual holding company form to the stock holding company form of organization and the issuance of the capital stock of the Bank to the Corporation.

      3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

      3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

      3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                        (i)    net income, as adjusted for non-recurring items;
                        (ii)   cash earnings;
                        (iii)  earnings per share;
                        (iv)   cash earnings per share;
                        (v)    return on average equity;

                        (vi)   return on average assets;
                        (vii)  assets;
                        (viii) stock price;
                        (ix)   total stockholder return;
                        (x)    capital;
                        (xi)   net interest income;
                        (xii)  market share;
                        (xiii) cost control or efficiency ratio; and
                        (xiv)  asset growth.

      3.18 "Plan Shares" or "Shares" means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

      3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

      3.20 "Recipient" means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

      3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

      3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

      3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

      4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

      4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

      4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

      4.05 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                  CONTRIBUTIONS

      5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

      5.02  INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES. Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 256,565 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

      6.01 AWARDS. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

      6.02 FORM OF ALLOCATION. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the

Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

      6.03 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE OR NON-EMPLOYEE DIRECTOR. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

      7.01  EARNING PLAN SHARES; FORFEITURES.

            (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards granted shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

            (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director terminates due to death, Disability or Change in Control shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company or as of the effective date of a Change in Control of the Corporation (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

            (c) EXCEPTION FOR RETIREMENT. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned on the date a Recipient terminates his employment or service as a non-employee director with the Corporation or a Subsidiary Company due to Retirement if, as of the date of such Retirement (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by stockholders of the Corporation at a meeting of the stockholders held more than one (1) year after the consummation of the Offering.

            (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

      7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends (including special large and nonrecurring dividends including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

      7.03  DISTRIBUTION OF PLAN SHARES.

            (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

            (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

            (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

            (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

      7.04 VOTING OF PLAN SHARES. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

      7.05  PERFORMANCE AWARDS

            (a) DESIGNATION OF PERFORMANCE SHARE AWARDS. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code, or any successor thereto and with OTS Regulatory Bulletin 27a, or any successor thereto.

            (b) TIMING OF GRANTS. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

            (c) RESTRICTIONS ON GRANTS. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

            (d) RIGHTS OF RECIPIENTS. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

            (e) TRANSFERABILITY. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

            (f) DISTRIBUTION. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                  ARTICLE VIII
                                      TRUST

      8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

      8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

            (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

            (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

            (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

            (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

            (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

            (f) To employ brokers, agents, custodians, consultants and accountants.

            (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

            (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

      Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

      8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

      8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

      8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

      9.01 DEFERRAL OF PLAN SHARES. Notwithstanding any other provision of this Plan, any Recipient may elect, with the approval of the Committee and consistent with any rules and regulations established by the Board, to defer the receipt of Plan Shares granted hereunder.

      9.02 TIMING OF ELECTION. The election to defer the delivery of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Shares. Deferrals of eligible Plan Shares shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of the Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director.

                                    ARTICLE X
                                  MISCELLANEOUS

      10.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

      10.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

      10.03 NONTRANSFERABLE. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to
Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

      10.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

      10.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

      10.06 GOVERNING LAW. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

      10.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and prior to the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

      10.08  TERM OF PLAN. This Plan shall remain in effect until the earlier of
(i) ten (10) years from the Effective Date, (ii) termination by the Board, or
(iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

      10.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 ET SEQ. of the Code, as the same may be amended from time to time.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 24th day of September, 2002.


WILLOW GROVE BANCORP, INC.                          TRUSTEES:


By:  /s/ Frederick A. Marcell Jr.                   /s/ Frederick A. Marcell Jr.
     -------------------------------------          ----------------------------
     Frederick A. Marcell Jr.                       Frederick A. Marcell Jr.
     President and Chief Executive Officer


                                                    /s/ Christopher E. Bell
                                                    ----------------------------
                                                    Christopher E. Bell


                                                    /s/ Joseph M. Matisoff
                                                    ----------------------------
                                                    Joseph M. Matisoff


                                                    /s/ John T. Powers
                                                    ----------------------------
                                                    John T. Powers

[X] Please Mark Votes        WILLOW GROVE BANCORP, INC.
    As in This Example     ANNUAL MEETING OF STOCKHOLDERS        REVOCABLE PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLOW GROVE BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2002 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints the Board of Directors of Willow Grove Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Willow Grove Bancorp held of record by the undersigned on September 20, 2002 at the Annual Meeting of Stockholders to be held in the Fairway Room at North Hills Country Club, located at 99 Station Avenue, North Hills, Pennsylvania on Friday, November 8, 2002, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1. The election as directors of all nominees listed (except as marked to the contrary below):

          [ ]  FOR          [ ]  WITHHOLD        [ ] FOR ALL EXCEPT


NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2005: William W. Langan, A Brent O'Brien and Samuel H. Ramsey, III.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.    PROPOSAL to adopt the 2002 Stock Option Plan.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

3.    PROPOSAL to adopt the 2002 Recognition and Retention Plan and Trust
Agreement.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the year ending June 30, 2003.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE, "FOR" THE STOCK OPTION PLAN, "FOR" THE RECOGNITION PLAN AND "FOR" THE RATIFICATION OF KPMG LLP.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF WILLOW GROVE BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE STOCK OPTION PLAN, FOR THE RECOGNITION PLAN, FOR RATIFICATION OF WILLOW GROVE BANCORP'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


     Dated:               , 2002
           ---------------


                                                  --------------------------

                                                  --------------------------
                                                  Signatures


Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


--------------------------------------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

[X] Please Mark Votes        401(K)/ESOP VOTING INSTRUCTION BALLOT
    As in This Example             WILLOW GROVE BANCORP, INC.

      The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan ("401(k)/ESOP") of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my accounts pursuant to the 401(k)/ESOP as of September 20, 2002 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Friday, November 8, 2002, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

          [ ]  FOR          [ ]  WITHHOLD        [ ] FOR ALL EXCEPT

Nominees for three-year term expiring in 2005: William W. Langan, A. Brent O'Brien and Samuel H. Ramsey, III.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-----------------------------

2.    PROPOSAL to adopt the 2002 Stock Option Plan.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

3.    PROPOSAL to adopt the 2002 Recognition and Retention Plan and Trust
      Agreement.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the fiscal year ending June 30, 2003.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

5. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

      WILLOW GROVE BANCORP'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD'S NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. SUCH VOTES ARE HEREBY SOLICITED BY WILLOW GROVE BANCORP'S BOARD OF DIRECTORS.

                                                    Dated: _____________, 2002

                                                    ---------------------------
                                                    Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

[LOGO] Willow Grove Bancorp, Inc.         Welsh & Norristown Roads P.O. Box 3030
                                            Maple Glen, Pennsylvania  19002-8030
--------------------------------------------------------------------------------
                                                         Telephone: 215.646.5405
                                                               Fax: 215.643.2112


                                                        October 9, 2002



To:   Participants in Willow Grove Bank's 401(k)/Employee Stock Ownership Plan


      As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Willow Grove Bancorp allocated to your accounts pursuant to the 401(k)/Employee Stock Ownership Plan will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the 401(k)/ESOP by marking, dating, signing and returning the enclosed voting instruction ballot in the envelope provided. The Plan Administrator will certify the totals to the 401(k)/ESOP Trustees for the purpose of having those shares voted by the Trustees.

      We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions for the 401(k)/ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to you under the 401(k)/ESOP. If you also own shares of Willow Grove Bancorp common stock outside of the 401(k)/ESOP, you should receive other voting material for those shares owned by you individually and not under the 401(k)/ESOP. Please return all your voting material so that all your shares may be voted.

                                        Sincerely,

                                        /s/ FREDERICK A. MARCELL JR.

                                        Frederick A. Marcell Jr.
                                        President and Chief Executive Officer

[X] Please Mark Votes        RECOGNITION PLAN VOTING INSTRUCTION BALLOT
    As in This Example               WILLOW GROVE BANCORP, INC.

The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Willow Grove Bancorp, Inc. to vote, as designated below, all the shares of common stock of Willow Grove Bancorp granted pursuant to the Recognition Plan to the undersigned as of September 20, 2002 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Friday, November 8, 2002, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.    ELECTION OF DIRECTORS FOR THREE-YEAR TERM

          [ ]  FOR          [ ]  WITHHOLD        [ ] FOR ALL EXCEPT

Nominees for three-year term expiring in 2005: William W. Langan, A. Brent O'Brien and Samuel H. Ramsey, III.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

----------------------------

2.    PROPOSAL to adopt the 2002 Stock Option Plan.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

3.    PROPOSAL to adopt the 2002 Recognition and Retention Plan and Trust
Agreement.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as Willow Grove Bancorp's independent auditors for the year ending June 30, 2003.

          [ ]  FOR          [ ]  AGAINST         [ ]  ABSTAIN

5. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

      WILLOW GROVE BANCORP'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD'S NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. SUCH VOTES ARE HEREBY SOLICITED BY WILLOW GROVE BANCORP'S BOARD OF DIRECTORS.

                                                    Dated: _______________, 2002

                                                    --------------------------
                                                    Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL BE VOTED BY THE TRUSTEES FOR THE BOARD'S NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

[LOGO] Willow Grove Bancorp, Inc.         Welsh & Norristown Roads P.O. Box 3030
                                            Maple Glen, Pennsylvania  19002-8030
--------------------------------------------------------------------------------
                                                         Telephone: 215.646.5405
                                                               Fax: 215.643.2112



                                                         October 9, 2002


To: Persons Granted Restricted Stock Under Willow Grove Bancorp's Recognition and Retention Plan

      As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted common stock of Willow Grove Bancorp granted to you pursuant to the 1999 Recognition and Retention Plan and Trust will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

      We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Sincerely,

                                           /s/ FREDERICK A. MARCELL JR.

                                           Frederick A. Marcell Jr.
                                           President and Chief Executive Officer